SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported: July 15, 2004

                              EATON CORPORATION
     --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Ohio                      1-1396                 34-0196300
      ----------------             ------------            ---------------
      (State or other              (Commission            (I.R.S. Employer
       jurisdiction of             File Number)          Identification No.)
       incorporation)

                    Eaton Center
                   Cleveland, Ohio                             44114
      -----------------------------------------          ----------------
      (Address of principal executive offices)              (Zip Code)

                                (216) 523-5000
        -------------------------------------------------------------
            (Registrant's telephone number, including area code)


Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 15, 2004, Eaton Corporation issued a press release announcing financial results for the quarter ended June 30, 2004. A copy of this press release is attached hereto as Exhibit 99.

                                 Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Eaton Corporation


Date: July 15, 2004                       /s/ R.H. Fearon
                                          ------------------------------------
                                          R.H. Fearon
                                          Executive Vice President -
                                          Chief Financial and Planning Officer